UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

TPI Composites, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate> May 20, 2020 .  TPI COMPOSITES, INC.  TPI COMPOSITES, INC. 8501 N. SCOTTSDALE ROAD GAINEY CENTER II, SUITE 100 SCOTTSDALE, AZ 85253  0000453278_1 R1.0.1.18  Meeting Information Meeting Type: Annual <mtgtype>  Meeting  For holders as of:  March<recdate>23, 2020 Date: May 20, 2020  Time: 1:00<mtgtime>PM LST Location:  Hyatt Regency Scottsdale Resort & Spa  7500 E. Doubletree Ranch Road  Scottsdale, Arizona 85258  You are receiving this communication because you hold shares in the above named company.  This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement  2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2020 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet:  To vote now by Internet,go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  0000453278_2 R1.0.1.18

Voting items  The Board of Directors recommends you vote FOR the following:  1. Election of Directors Nominees 01) Steven C. Lockard 02) William E. Siwek 03) Philip J. Deutch  The Board of Directors recommends you vote FOR proposals 2 and 3.  2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.  3. To consider and act upon a non-binding advisory vote on the compensation of our named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal:  4. To consider and act upon a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  0000453278_3 R1.0.1.18

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